PROSHARES TRUST

ProShares K-1 Free Crude Oil Strategy ETF (OILK)

(the “Fund”)

Supplement dated March 27, 2020

to the Fund’s Summary Prospectus and Statutory Prospectus

(dated October 1, 2019, each as supplemented or amended)

*     *     *     *

The sub-section beginning with “The Fund will invest principally in the financial instruments set forth below” contained in the section titled “Principal Investment Strategies,” is supplemented with the following:

•

Derivatives—The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including exchange-traded funds (“ETFs”) and exchange-traded commodity pools), interest rates or indexes. The Fund invests in derivatives as to provide exposure to WTI crude oil futures markets. These derivatives principally include:

•

Swap Agreements—Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of instruments or an ETF representing a particular benchmark.

•

Exchange-Traded Products (ETPs)—The Fund invests in ETPs or exchange-traded funds (“ETFs”) including registered investment companies and exchange-traded commodity pools. ETPs are types of securities that derive their value from a basket of securities such as stocks, bonds, commodities or indices, and trade intra-day on a national exchange. ETFs are typically open-end investment companies or unit investment trusts whose shares represent an interest in a portfolio of securities. Exchange-traded commodity pools are investment vehicles who shares represent an interest in a portfolio of commodities or derivatives whose value is derived from commodities. The Fund may invest in ETPs that are sponsored by an affiliate of the Advisor.

Additionally, the following risk is added to the section titled “Principal Risks.”

•

Risks Associated with the Use of Derivatives—Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the WTI crude oil futures market) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. Moreover, with respect to the use of swap agreements, if the WTI crude oil futures market has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the WTI crude oil futures market reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•

Risks Associated with ETPs—Investing in ETPs generally reflects the risks of owning the underlying instruments it is designed to track. When the Fund invests in ETPs it will indirectly bear its proportionate share of any fees and expenses payable directly by the other investment vehicle. These expenses may be in addition to similar expenses of the Fund that shareholders bear directly. Investments in ETPs involve certain inherent risks generally associated with investments in a portfolio of investment instruments, including risks that: (1) the general level of market prices may decline, thereby adversely affecting the value of each unit of the ETP or other instrument; (2) an indexed ETP may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index instruments in the secondary market or discrepancies between the ETP and the index with respect to the weightings of instruments or number of instruments held; (3) an ETP may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; (4) an ETPs shares may trade at a market price that is above or below their net asset value; (5) an active trading market for an ETP’s shares may not develop or be maintained; and (6) trading of an ETP’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

For more information, please contact the Funds at 1-866-776-5125.

Please retain this supplement for future reference.